SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                  March 26, 1997
                                                --------------------------------


                        FIRSTCITY FINANCIAL CORPORATION
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


Delaware                            1-7614                          76-0243729
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(STATE OR OTHER JURISDICTION      (COMMISSION                    (IRS EMPLOYER
OF INCORPORATION)                FILE NUMBER)              IDENTIFICATION NO.)


6400 Imperial Drive, Waco, TX                                            76712
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


Registrant's telephone number, including area code                (817) 751-1750
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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS
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      On March 26, 1997, FirstCity Financial Corporation (the "Company") and
Harbor Financial Group, Inc. ("Harbor") executed a definitive merger agreement (the "Agreement") pursuant to which Harbor will become a direct wholly-owned subsidiary of the Company. A copy of the Agreement is attached hereto as Exhibit
2.1. A copy of the press release issued by the Company announcing execution of the Agreement is attached hereto as Exhibit 20.1. A copy of selected financial information of Harbor is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(c)      EXHIBITS
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2.1         Agreement and Plan of Merger, dated as of March 26, 1997, by and among FirstCity Financial Corporation, HFGI Acquisition Corp. and Harbor Financial Group, Inc.

20.1        Press Release of March 26, 1997.

99.1        Selected Financial Information of Harbor Financial Group, Inc.









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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRSTCITY FINANCIAL
                                             CORPORATION




                                          /s/ Gary H. Miller
                                          ----------------------------------
                                          Name: Gary H. Miller
                                          Title: Senior Vice President and
                                                   Chief Financial Officer


Date:  April 1, 1997





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

                                   EXHIBITS


EXHIBIT
NUMBER      Description
------      -----------

2.1 Agreement and Plan of Merger, dated as of March 26, 1997, by and among FirstCity Financial Corporation, HFGI Acquisition Corp. and Harbor Financial Group, Inc.

20.1        Press Release of March 26, 1997.

99.1        Selected Financial Information of Harbor Financial Group, Inc.